Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Braveheart Bio, Inc. (the “Company”) for the period ending September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2026	By:	/s/ Travis Murdoch, M.D.
Travis Murdoch, M.D.
Chief Executive Officer and President
(principal executive officer)

Date: November 10, 2026	By:	/s/ J. Paul Rickey
J. Paul Rickey
Chief Financial Officer
(principal financial and accounting officer)